First Quarter 2019 Financial Results & Business Update April 25, 2019 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial and operating performance, business plans or prospects; expectations with respect to continued revenue growth from the company’s commercial products, including potential VIVITROL® growth driven by state policy initiatives and federal funding and potential ARISTADA® and ARISTADA INITIO® growth driven by expansion of the company’s commercial organization, addition of such products to a key formulary and results from the ALPINE study; the therapeutic and commercial value of the company’s marketed and development products and patient access to such products; expectations concerning the timing and results of clinical development activities relating to the company’s products and product development candidates, including expansion of the ongoing phase 1 study for ALKS 4230, the presentation of data relating to diroximel fumarate (“DRF”) and topline data from the phase 3 elective study for DRF, and submission of a new drug application (“NDA”) for ALKS 3831 and the presentation and publication of data relating to detoxification and induction strategies; the company’s expectations and timelines for regulatory interactions with the U.S. Food and Drug Administration (“FDA”), and actions by the FDA, relating to the company’s NDA submission for DRF and planned NDA submission for ALKS 3831; the potential financial benefits that may be achieved under the license and collaboration agreement between the company and Biogen for DRF; Biogen’s marketing plans for DRF; and expectations concerning the timing and results of commercial activities relating to the company’s products and potential expansion of the company’s commercial portfolio. The company cautions that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks, assumptions and uncertainties include, among others: the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of the company’s products, which may lead to competition from generic drug manufacturers; data from clinical trials may be interpreted by the FDA in different ways than the company interprets it; the FDA may not agree with the company’s regulatory approval strategies or components of the company’s filings for its products, including its clinical trial designs, conduct and methodologies or the sufficiency of the results thereof to support approval; clinical development activities may not be completed on time or at all; the results of the company’s clinical development activities may not be positive, or predictive of real-world results or of results in subsequent clinical trials; regulatory submissions may not occur or be submitted in a timely manner; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income and non-GAAP earnings per share. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on Feb. 14, 2019. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO®, VIVITROL® and VUMERITY™. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

First Quarter Earnings Call Agenda Q1 2019 Financial Results Jim Frates Chief Financial Officer Pipeline and R&D Update Craig Hopkinson Chief Medical Officer Business Update Richard Pops Chief Executive Officer

First Quarter 2019 Revenue Summary In millions, except % Q1’19 Q1’18 ∆ Q1’19 vs. Q1’18 VIVITROL® $69.2 $62.7 10% ARISTADA® $30.3 $29.2 4% Manufacturing & Royalty Revenues $108.9* $114.6 (5%) R&D Revenues $14.7 $18.7 (21%) Total Revenues $223.1 $225.2 (1%) *These results reflect a $17.9 million decline in revenues from AMPYRA® following generic market entry near the end of 2018.

Revenues From Proprietary Commercial Medicines Proprietary Commercial Product Net Sales ($M)

VIVITROL® Performance Q1 year-over-year net sales growth of 10%, driven by underlying unit growth of 8% Gross-to-net deductions of 49% in Q1’19, compared to 46% in Q4’18 and 50% in Q1’18 Sequential decrease in net sales driven by seasonal inventory fluctuations Inventory drawdown of ~$5M in quarter 2019 full year net sales expectations of $330M - $350M VIVITROL Quarterly Net Sales ($M)

Q1 year-over-year net sales growth of 4% Gross-to-net deductions of 49%, compared to 44% in Q4’18 and 43% in Q1’18 Sequential decrease in net sales driven by seasonal inventory fluctuations Inventory drawdown of ~$10M in quarter Total prescriptions increased by 5% sequentially during the quarter1 2019 full year net sales expectations of $210M - $230M ARISTADA® Performance ARISTADA Quarterly Net Sales ($M) 1. IMS NPA

(in millions, except per share amounts) Financial Expectations for Year Ending Dec. 31, 2019† Revenues $1,140 – 1,190 COGS $180 – 190 R&D Expense $450 – 480 SG&A Expense $590 – 620 Amortization of Intangible Assets ~$40 Net Interest Expense $5 to $10 Income Tax Expense $10 to $15 GAAP Net Loss $(135) – (165) GAAP Net Loss Per Share $(0.87) – (1.06) Non-GAAP Net Income‡ $40 – 70 Non-GAAP Earnings Per Share (Basic) $0.26 – 0.45 Non-GAAP Earnings Per Share (Diluted) $0.25 – 0.43 Alkermes: 2019 Financial Expectations† † This financial guidance was initially provided by Alkermes plc (the “Company”) in its Current Report on Form 8-K filed with the SEC on Feb. 14, 2019. This financial guidance was reiterated by the Company in its Current Report on Form 8-K filed with the SEC on Apr. 25, 2019 and is effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm this guidance. The Company only provides guidance in a Regulation FD compliant manner. ‡ Non-GAAP net income adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization; depreciation; non-cash net interest expense; certain other one-time or non-cash items; and the income tax effect of these reconciling items. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Alkermes plc Current Report on Form 8-K filed with the SEC on Feb. 14, 2019. Revenues: VIVITROL® net sales of $330M - $350M ARISTADA® net sales of $210M - $230M License revenues: $150M milestone anticipated upon FDA approval of diroximel fumarate (expected Q4’19)

Federal grant dollars related to 21st Century Cures and SUPPORT for Patients and Communities Acts continue to be allocated Funding slowly flowing into fragmented treatment system States have adopted more targeted policies in criminal justice and community settings, and have passed legislation to remove certain barriers that limit access to medications California, Texas, Pennsylvania, New Jersey and Kentucky VIVITROL net sales continue to be concentrated geographically Top five states represented 44% of volume during Q1’19 Pennsylvania, Ohio, Massachusetts, New York, California VIVITROL®: Opportunities to Increase Utilization and Drive Growth

Commercial organization expansion completed in Q1’19 60 new community and hospital-based sales representatives recently onboarded Positive topline results from ALPINE study demonstrated efficacy, safety and tolerability of both ARISTADA and the current market-leader, INVEGA SUSTENNA ® Plan to publish data in peer-reviewed journal and present at upcoming medical meetings ARISTADA product family, including ARISTADA INITIO®* recently added to the U.S. Department of Veterans Affairs’ National Formulary at parity with other atypical LAIs ARISTADA market share was 29% of new aripiprazole long-acting atypical prescriptions (months of therapy) in March 20191 ARISTADA®: Potential New Growth Drivers *ARISTADA INITIO regimen consists of ARISTADA INITIO + single 30 mg dose of oral aripiprazole. ARISTADA INITIO regimen plus ARISTADA on day 1 of treatment yields relevant levels of aripiprazole concentration in the body within four days. 1. IMS NPA

© 2019 Alkermes. All rights reserved. ALKS 3831: ENLIGHTEN-2 and Interim Results From Ongoing ENLIGHTEN-2-EXT Open-Label Safety Study

ENLIGHTEN-2: Achieved Prespecified Co-Primary and Key Secondary Endpoints p=0.003 p=0.001 p=0.003 Mean Weight Gain at Week 24 Proportion of Subjects Gaining Clinically Meaningful Weight at Week 24 6.59% 4.21% 17.8% 29.8% 27.5% 42.7% Mean Percent Change From Baseline in Body Weight (%) Proportion of Subjects (%) † †Prespecified key secondary endpoint

ENLIGHTEN-2: Weight Gain Trajectory of Early Discontinuations Percent Change From Baseline in Body Weight by Treatment Completers vs. Premature Discontinuations Study Week Percent Change From Baseline in Body Weight (%) (Mean) Olanzapine ALKS 3831 175 12 16 17 13 11 8 13 7 177 8 15 14 6 9 13 7 17 Study Week Solid lines denote the weight gain curve of patients who completed the study. Dashed lines denote weight gain curves of subjects who prematurely discontinued at given visits. Numbers of patients summarized in each curve are noted.

ENLIGHTEN-2 Metabolic Parameters: Changes Were Generally Small for Both ALKS 3831 and Olanzapine Weeks

ENLIGHTEN-2: Early and Significant Impact on Waist Circumference Note: Waist circumference curve based on ANCOVA approach using MI for missing data *p<0.05 vs. olanzapine; **p<0.01 vs. olanzapine; ***p<0.001 vs. olanzapine * ** *** *** *** *** *** *** Change From Baseline in Waist Circumference (cm; LS Mean +/- SE) Baseline 1

ENLIGHTEN-2-EXT Open-Label, Safety Extension Study Interim Results: Weight Remains Stable Over 52 Weeks

ENLIGHTEN-2: Antipsychotic Efficacy PANSS Scores Show Continuous Improvement in Stable Patients

ENLIGHTEN-2: Most Common Adverse Events Similar safety profile observed to date in ongoing extension safety study (ENLIGHTEN-2-EXT) ALKS 3831 (N=274) n (%) Olanzapine (N=276) n (%) Serious Adverse Events† 10 (3.6) 7 (2.5) Any Adverse Event (≥5%) 203 (74.1) 227 (82.2) Weight increased 68 (24.8) 100 (36.2) Somnolence 58 (21.2) 50 (18.1) Dry mouth 35 (12.8) 22 (8.0) Increased appetite 30 (10.9) 34 (12.3) Waist circumference increased 17 (6.2) 22 (8.0) Blood creatine phosphokinase increased 14 (5.1) 12 (4.3) Extra dose administered 14 (5.1) 17 (6.2) †Only 1 serious adverse event in each group deemed to be study-drug related

© 2019 Alkermes. All rights reserved. ALPINE Study Aripiprazole Lauroxil and Paliperidone Palmitate: Initiation Effectiveness

ALPINE: Study Design ARISTADA® INVEGA SUSTENNA®

ALPINE: Demographics and Baseline Characteristics ARISTADA® (n=99) INVEGA SUSTENNA® (n=101) Age, mean (SD), y 43.5 (9.7) 43.4 (10.8) Male, n (%) 73.0 (73.7) 76.0 (75.2) Weight, mean (SD), kg 84.8 (19.8) 85.0 (18.8) BMI, mean (SD), kg/m2 28.2 (5.5) 27.9 (5.1) PANSS total score, mean (SD)† 94.1 (9.0) 94.6 (8.4) CGI-S score, mean (SD)† 4.8 (0.7) 4.9 (0.7) BMI=body mass index; CGI-S=Clinical Global Impression-Severity; PANSS=Positive and Negative Syndrome Scale †Based on patients who received ³1 post-baseline PANSS assessment (ARISTADA, n=96; INVEGA SUSTENNA n=99)

ALPINE: Change From Baseline in PANSS Total Score ***p<0.001 (change from baseline within group) Primary endpoint was the change from baseline in PANSS total scores at Week 4 within each treatment group -19.8*** -22.5*** -21.7*** -23.3*** -17.4*** -20.1*** ® ®

ALPINE: Study Retention ARISTADA® (n=99) INVEGA SUSTENNA® (n=101) Subjects Who Completed the Treatment Period, n (%) 56 (56.6) 43 (42.6) Subjects Who Discontinued Study, n (%) 43 (43.4) 58 (57.4) Most Common Reasons for Discontinuation, n (%) Withdrawal by Subject 20 (20.2) 31 (30.7) Adverse Event 10 (10.1) 11 (10.9)   Lost to Follow-up 8 (8.1)   9 (8.9)

ALPINE: Most Common Adverse Events Most Common Adverse Events, n (%) ARISTADA® (n=99) INVEGA SUSTENNA® (n=101) AEs ³ 5% Injection site pain 17 (17.2) 25 (24.8) Weight increased 9 (9.1) 17 (16.8) Akathisia 9 (9.1) 11 (10.9) Headache 8 (8.1) 8 (7.9) Somnolence 4 (4.0) 7 (6.9) Dystonia 3 (3.0) 6 (5.9) Schizophrenia 5 (5.1) 2 (2.0)

ALKS 3831 Investigational, novel, once-daily, oral atypical antipsychotic drug candidate for the treatment of schizophrenia Designed to provide antipsychotic efficacy of olanzapine with a favorable weight profile Reported positive topline results from ENLIGHTEN-2, a six-month phase 3 study assessing weight gain with olanzapine compared to ALKS 3831, in Q4’18 Presented data from ENLIGHTEN-2 and ENLIGHTEN-2-EXT at SIRS* in April 2019 Anticipated pre-NDA meeting to discuss key FDA requirements including efficacy, safety, weight and metabolic profile NDA submission planned for mid-2019 Program Status Priorities *Congress of the Schizophrenia International Research Society

Diroximel Fumarate (DRF, formerly BIIB098) Investigational product for the treatment of relapsing forms of multiple sclerosis (MS) License and collaboration agreement with Biogen announced in Q4’17 NDA filed; PDUFA date in Q4’19 Biogen intends to commercialize under the brand name VUMERITY™, which has been conditionally accepted by the FDA Additional data on DRF to be presented at spring medical meetings Topline results for EVOLVE-MS-2 head-to-head study of diroximel fumarate compared to TECFIDERA® expected in mid-2019 Granted Biogen exclusive, worldwide license to commercialize DRF Mid-teens percentage royalty to Alkermes on worldwide net sales of DRF $150M milestone upon regulatory approval by FDA by 12/31/21 Biogen responsible for development and commercial expenses (as of 1/1/18) Biogen License and Collaboration Agreement Program Status Priorities

ALKS 4230 Novel immuno-oncology candidate Designed to selectively activate intermediate-affinity IL-2 receptors to enhance tumor-killing immune cells Monotherapy dose-escalation stage of phase 1 study ongoing Initiated evaluation of safety and anti-tumor activity of ALKS 4230 in combination with pembrolizumab in Q3’18 Initiated subcutaneous dosing study in Q1’19 Announced preclinical research collaboration with Clovis to evaluate ALKS 4230 in combination with rucaparib, Clovis’ marketed PARP inhibitor, and lucitanib, Clovis’ investigational tyrosine kinase inhibitor, in Q1’19 Complete monotherapy dose-escalation stage of phase 1 study to identify optimal dose and advance into monotherapy dose-expansion stage Program Status Priorities

ARISTADA® Report topline results for ALPINE phase 3b study (Q2) ALKS 3831 Present ENLIGHTEN-2 data at medical meeting (Q2) Submit NDA for schizophrenia (mid-year) VIVITROL® Present and publish data on detox and induction strategies Diroximel fumarate Report topline data for EVOLVE-MS-2 head-to-head vs. TECFIDERA® (mid-year) Expected FDA regulatory action (Q4) ALKS 4230 Initiate subcutaneous dosing study (Q1) Complete monotherapy dose-escalation stage of phase 1 study Initiate monotherapy dose-expansion stage of phase 1 study Significant News Flow Expected in 2019 Schizophrenia Addiction Multiple Sclerosis Immuno-oncology

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